EXHIBIT 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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                                                                     Exhibit 10

                         INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Directors
USAA Tax Exempt Fund, Inc.:

We consent to the use of our reports dated May 5, 2000, incorporated herein by reference and to the references to our dirm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                                                /S/KPMG LLP

San Antonio, Texas
July 28, 2000